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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22691

The First Western Funds Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Wade R. Bridge

c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Western Fixed Income Fund First Western Short Duration Bond Fund First Western Short Duration High Yield Credit Fund ANNUAL REPORT August 31, 2016

FIRST WESTERN FUNDS TRUST
Letter to Shareholders
October 27, 2016

“Bucking the Trend”

Behavioral experts have long been fascinated by the predominance of resistance to change that has been repeatedly witnessed in their studies. When faced with decisions, most individuals tend to opt for the status quo. Often times, the political establishment maintains its dominance due simply to inertia. Within the investing world, ambivalence is commonplace, causing multi-year trends in financial markets. For example, emotion may cloud one’s judgment and cause an investor to maintain an equity holding even as company fundamentals deteriorate or valuation no longer makes sense. Unfortunately, it is the resistance to change and unwillingness to question the consensus that often results in substantial losses.

Over the past few years, the clear trend in global markets has been to buy risky assets that have continually been propped up by easy central bank monetary policies. Historically low interest rates, often negative in many parts of the world, have incentivized investors to search for yield in any available risk asset. Conservative investors, typically focused on high-quality fixed income investments, have either lengthened the maturity or lowered the credit quality of their portfolio to generate additional income. Some have decided to allocate capital to stocks in hopes of greater returns. Fortunately, this cycle has rewarded these investors as the rallies in equities, long maturity bonds, and lower-rated corporate debt have been impressive. In fact, the traditionally conservative investor that chose to stick to his or her knitting trailed his bolder brethren.

However, all good things must come to an end. The multi-year trend of central bank largesse, at least as it pertains to the U.S., may be entering a new cycle with higher rates and less robust returns. It has become increasingly evident that the Federal Reserve (the “Fed”) can no longer maintain crisis level monetary policy. While few are satisfied with our lackluster recovery, it is difficult to argue that we are far removed from the emergency conditions of 2008. In our opinion, a normalization of Fed policy is long overdue as modest growth and inflation have become well established. Although recent economic data has been mixed, years of healthy employment growth, robust consumer confidence, and modest wage gains have helped cement fundamental underpinnings in the U.S. Thus, tighter monetary policy in the U.S., though expected to be measured, will be bucking the global trend of easy money and will impact certain financial sectors.

Conversely, most global central banks spent the past few quarters further loosening their purse strings, enacting creative new ways to depress rates and bolster their local economies. Unfortunately, years of supportive measures, including massive bond purchases, have not engendered the desired results. As such, several central banks have begun to question the efficacy of these actions, prompting many analysts to predict a reduction in future programs. Should they determine the costs outweigh the benefits, the era of negative rates may be coming to a conclusion.

Currency markets have also experienced a change in central bank behavior as the seemingly insatiable demand for dollars may have finally ceased. As the world’s reserve currency, most countries maintain a meaningful cache of greenbacks. During healthy economic times, most of these countries enjoy thriving exports, which generates inflows of U.S. dollars. These dollars are used for certain transactions, including some commodity purchases such as oil and gold. Lately, though, in an effort to defend their local currencies, many central banks have aggressively sold dollars. Other weakened countries have dumped the buck to plug budget problems. Should these dollar sales persist, exchange rate moves can negatively impact trade flows and inflation.

In a more technically driven part of the financial market, another trend has been bucked. “Breaking the buck” will soon become a thing of the past for numerous money market funds. Stemming from the financial crisis and the high profile problems incurred by one large money market fund, the Reserve Fund, regulators passed new rules to protect investors. Beginning on October 14th, only money market funds that invest solely in government securities will be allowed to maintain a stable net asset value (NAV) of $1.00. Other funds, with any hint of credit risk, will have to adopt floating NAVs. The impact has been rather severe as a large percentage of investors have rotated out of funds that will have floating NAVs and into the safer government-oriented offerings. With billions of dollars already transitioned, the lower demand for commercial paper and other short-term credit instruments has resulted in a massive increase in Libor. The six-month Libor rate, which had not traded above 1% since 2009, skyrocketed from approximately 0.90% on June 30th to nearly 1.25% by quarter end. With a plethora of lending rates based upon Libor, increased borrowing costs for businesses and consumers could crimp corporate profits and spending.

The political status quo has certainly been challenged as Bernie Sanders and Donald Trump gained large followings as candidates perceived to be outside the establishment. Surprising most prognosticators, the UK vote to exit the European Union may have signaled the end of complacency and the start of a new trend in which the status quo is contested and anything is possible come election day.

Therefore, shifting monetary, currency, and regulatory trends, as well as political uncertainty and the always present potential for exogenous shocks, promise to make the ensuing months quite exciting. Importantly, if excessive portfolio risks are no longer commensurate with the potential for outsized returns, reducing or hedging these risks seems warranted as financial markets face a considerable amount of ambiguity.

FWFIX

During the year ended August 31, 2016, the First Western Fixed Income Fund gained 5.25% versus 5.97% for its benchmark, the Barclays U.S. Aggregate Bond Index (the “U.S. Aggregate Bond Index”). Despite slightly underperforming the U.S. Aggregate

Bond Index for the fiscal year, FWFIX enjoyed a strong second half of the fiscal year due to its overweight in credit sensitive bonds and meaningful underweight in duration compared to the U.S. Aggregate Bond Index. FWFIX’s duration profile at the end of the fiscal year was approximately 20-25% shorter than the U.S. Aggregate Bond Index. The Fund also benefited during the second half of the fiscal year from its overweight to mortgage-backed securities and strong security selection. FWFIX continues to be positioned to limit duration risk and has maintained its overweight in spread products.

FWSBX

During the year ended August 31, 2016, the First Western Short Duration Bond Fund gained 2.35% versus 1.50% for its benchmark, the BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index (the “U.S. Corp./Gov. 1-3 Years Bond Index”). FWSBX’s decision to overweight higher-yielding corporate bonds and mortgage-backed securities enabled the Fund to outperform the U.S. Corp./Gov. 1-3 Years Bond Index for the fiscal year ended August 31, 2016. The additional income produced by this allocation was able to more than offset the backup in interest rates during the last half of the fiscal year. Furthermore, the overall allocation to corporate bonds proved helpful throughout the fiscal year but the decision to slightly extend maturities detracted from performance during the last quarter of the fiscal year.

FWSHX

During the period from the commencement of operations (October 1, 2015) through August 31, 2016, the First Western Short Duration High Yield Credit Fund gained 5.40% versus 10.15% for its benchmark, the BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index (the “High Yield Index”). The first part of the fiscal period saw tremendous stress on the capital structures of energy companies. Metals and mining companies also succumbed to the extreme pressure as global metals prices declined due to uncertainty of Chinese growth and government support. Liquidity trading concerns in high yield securities also came to the forefront during the first half of the fiscal period as a distressed mutual fund gated its redemptions. However, beginning in February high yield securities began a meaningful rally. This rally has continued through the end of the fiscal period as an additional $9.6 billion has flowed into high yield securities. Further fueling demand in high yield securities has been a leveling off in default rates and investors appear to believe that defaults will be confined to the energy sector. During the second half of the fiscal period, FWSHX benefited from strong gains in select issuers in the energy, metals & mining and financials sectors. The Fund also benefited from its holdings in the leisure and information technology sectors. FWSHX’s returns were hindered by its positions in media and healthcare sectors and by select companies within the energy and telecommunications sectors. Overall it was FWSHX’s conservative underweight to the energy sector that caused the Fund to underperform relative to the High Yield Index. As the energy sector rebounded strongly during the second half of the fiscal year FWSHX’s strong returns in other sectors were not enough to offset this underweight.

FIRST WESTERN FIXED INCOME FUND
Performance Information
August 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Fixed Income Fund - Institutional Shares versus the
Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (a) (for periods ended August 31, 2016)
	1 Year	3 Years	Since Inception (b)
First Western Fixed Income Fund - Institutional Shares	5.25%	4.50%	3.21%
Barclays U.S. Aggregate Bond Index (c)	5.97%	4.37%	2.64%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2016.
(c)

The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Barclays U.S. Aggregate Bond Index and may invest in other types of bonds and securities.

FIRST WESTERN SHORT DURATION BOND FUND
Performance Information
August 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Short Duration Bond Fund - Institutional Shares
versus the BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index

Average Annual Total Returns (a) (for periods ended August 31, 2016)
	1 Year	3 Years	Since Inception (b)
First Western Short Duration Bond Fund - Institutional Shares	2.35%	2.50%	2.06%
BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index (c)	1.50%	1.16%	1.01%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2016.
(c)

The BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Fund does not invest solely in securities included in the BofA Merrill Lynch U.S. Corp./Govt. 1-3 Years Bond Index and may invest in other types of bonds and securities.

FIRST WESTERN SHORT DURATION
HIGH YIELD CREDIT FUND
Performance Information
August 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in First Western Short Duration High Yield Credit Fund -
Institutional Shares versus the BofA Merrill Lynch 1-5

Year U.S. Cash Pay High Yield Constrained Index

Total Returns (a) (for period ended August 31, 2016)
Since Inception (b)
First Western Short Duration High Yield Credit Fund - Institutional Shares	5.40%
BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index (c)	10.15%

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period of the commencement of operations (October 1, 2015) through August 31, 2016.
(c)

The BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Yield Constrained Index covers the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, with a remaining term to final maturity less than 5 years but caps issuer exposure at 2%. The Fund does not invest solely in securities included in the BofA Merrill Lynch 1-5 Year U.S. Cash Pay High Constrained Index and may invest in other types of bonds and securities

FIRST WESTERN FIXED INCOME FUND
Portfolio Information
August 31, 2016 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 5.250%, due 02/15/29	3.5%
U.S. Treasury Bonds, 6.250%, due 08/15/23	2.3%
Impac CMB Trust, Series 2007-A-A, floating rate note, 0.774%, due 05/25/37	1.3%
Wells Fargo & Company, 4.300%, due 07/22/27	1.2%
Domino’s Pizza Master Issuer, LLC, 144A, Series 2015-1A, 3.484%, due 10/25/45	1.2%
Kroger Company (The), 4.000%, due 02/01/24	1.2%
Bank of America Corporation, 4.250%, due 10/22/26	1.2%
JPMorgan Chase & Company, 3.125%, due 01/23/25	1.2%
Fairfax Financial Holdings, Ltd., 144A, 4.875%, due 08/13/24	1.1%
Crown Castle Towers, LLC, 144A, 4.883%, due 08/15/20	1.1%

FIRST WESTERN SHORT DURATION BOND FUND
Portfolio Information
August 31, 2016 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
Credit Suisse Mortgage Trust, Series 2009-14R-2A1, 5.000%, due 06/26/37	1.4%
FNMA, Series 2015-27-MB, 2.000%, due 10/25/44	1.3%
Domino's Pizza Master Issuer, LLC, 144A, Series 2012-1A-A2, 5.216%, due 01/25/42	1.3%
GNMA, Series 2014-184-ED, 3.000%, due 12/20/43	1.1%
Ares Capital Corporation, 4.875%, due 11/30/18	1.1%
FHLMC, Series 4529-HA, 3.000%, due 7/15/36	1.1%
CBS Corporation, 5.750%, due 04/15/20	1.0%
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A, 3.750%, due 12/25/52	1.0%
Sequoia Mortgage Trust, Series 2012-1-2A1, 3.474%, due 01/25/42	1.0%
FHLMC, Series 4322-DN, 4.000%, due 05/15/43	1.0%

FIRST WESTERN SHORT DURATION
HIGH YIELD CREDIT FUND
Portfolio Information
August 31, 2016 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
MGM Resorts International, 5.250%, due 03/31/20	1.9%
CIT Group, Inc., 5.375%, due 05/15/20	1.9%
Hughes Satellite Systems Corporation, 7.625%, due 06/15/21	1.9%
NPC International, Inc., 10.500%, due 01/15/20	1.9%
NRG Energy, Inc., 7.875%, due 05/15/21	1.9%
Mercer International, Inc., 7.000%, due 12/01/19	1.8%
Fiat Chrysler Automobiles N.V., 4.500%, due 04/15/20	1.8%
INEOS Group Holdings S.A., 144A, 5.875%, due 02/15/19	1.8%
Landry's Holdings II, Inc., 144A, 10.250%, due 01/01/18	1.8%
Tenet Healthcare Corporation, 8.000%, due 08/01/20	1.8%

FIRST WESTERN FIXED INCOME FUND Schedule of Investments August 31, 2016
U.S. TREASURY OBLIGATIONS — 8.2%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	1.750%	05/15/23	$420,000	$428,991
U.S. Treasury Bonds	6.250%	08/15/23	1,150,000	1,521,459
U.S. Treasury Notes	2.250%	11/15/24	500,000	528,281
U.S. Treasury Notes	1.625%	02/15/26	650,000	652,640
U.S. Treasury Bonds	5.250%	02/15/29	1,690,000	2,365,802
Total U.S. Treasury Obligations (Cost $5,194,186)				$5,497,173

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank — 0.4%
Federal Farm Credit Bank	5.150%	11/15/19	$250,000	$282,171

Federal Home Loan Bank — 1.0%
Federal Home Loan Bank	2.625%	03/11/22	300,000	317,879
Federal Home Loan Bank	2.125%	03/10/23	350,000	362,047
				679,926

Total U.S. Government Agency Obligations (Cost $903,645)				$962,097

MORTGAGE-BACKED SECURITIES — 40.4%	Coupon	Maturity	Par Value	Value
Commercial — 33.2%
ABN AMRO Mortgage Corporation, Series 2003-12-1A	5.000%	12/25/33	$236,031	$241,742
ACE Securities Corporation, Series 2005-SD1-M1 (a)	1.274%	11/25/50	112,918	113,023
American Home Mortgage Investment Trust, Series 2004-4-3A (a)	1.124%	02/25/45	364,331	360,756
Bank of America Funding Corporation, Series 2004-A-3A1 (a)	2.908%	02/25/34	446,298	425,523
Bank of America Funding Corporation, Series 2005-E-4A1 (a)	2.938%	03/20/35	163,065	163,645

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 40.4% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 33.2% (Continued)
Bank of America Mortgage Securities, Series 2003-I-3A1 (a)	2.966%	10/25/33	$325,585	$330,432
Bayview Financial Acquisition Trust, Series 2006-B-1A3 (b)	6.159%	04/28/36	277,763	281,755
BCAP, LLC Trust, 144A, Series 2009-RR2-A1 (a)	3.088%	01/21/38	8,070	8,066
Bear Stearns ALT-A Trust, Series 2003-6-2A1 (a)	2.939%	01/25/34	642,832	636,834
Bear Stearns ALT-A Trust, Series 2004-11-1A1 (a)	1.204%	11/25/34	231,836	225,664
Centex Home Equity Loan Trust, Series 2004-D-AF6 (b)	5.170%	09/25/34	61,020	62,438
Citigroup Mortgage Loan Trust, Inc., Series 2009-6-6A1 (a)	0.738%	07/25/36	27,220	26,825
Citigroup Mortgage Loan Trust, Inc., 144A, Series 2009-6-11A1 (a)	0.838%	05/25/37	63,772	63,582
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (a)	1.724%	11/25/34	674,203	662,179
Countrywide Home Loans, Inc., Series 2003-49-A9 (a)	2.825%	12/19/33	242,865	246,140
Credit Suisse Commercial Mortgage Trust, 144A, Series 2009-8R-5A1 (a)	5.386%	05/26/37	20,309	20,377
Credit Suisse Commercial Mortgage Trust, 144A, Series 2009-2R-2A5 (a)	2.535%	06/26/37	1,052	1,053
Credit Suisse Commercial Mortgage Trust, 144A, Series 2007-C1-A3	5.383%	02/15/40	169,770	170,484
CS First Boston Mortgage Securities Company, Series 2002-AR31-4A2 (a)	2.895%	11/25/32	381,834	371,124
CS First Boston Mortgage Securities Company, Series 2003-11-1A31	5.500%	06/25/33	125,834	129,612
FRS, LLC, 144A, Series 2013-1A-A1	1.800%	04/15/43	220,054	215,560
Goldman Sachs Alternative Mortgage Products Trust, Series 2004-OPT-A4 (a)	1.388%	11/25/34	281,499	275,691
Goldman Sachs Mortgage Securities Trust, 144A, Series 2005-SEA2-A1 (a)	0.874%	01/25/45	161,145	159,665

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 40.4% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 33.2% (Continued)
GSAA Home Equity Trust, Series 2004-11-2A1 (a)	1.184%	12/25/34	$412,286	$412,325
HarborView Mortgage Loan Trust, Series 2003-1-A (a)	2.894%	05/19/33	217,524	213,054
Impac CMB Trust, Series 2004-10-4A2 (a)	1.464%	03/25/35	323,333	301,517
Impac CMB Trust, Series 2005-4-2A1 (a)	1.124%	05/25/35	644,639	618,674
Impac CMB Trust, Series 2007-A-A (a)	0.774%	05/25/37	936,984	850,424
Impac Secured Assets Corporation, Series 2003-3-A1 (a)	5.062%	08/25/33	111,508	114,999
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (a)	1.044%	01/25/36	555,787	528,299
JPMorgan Mortgage Trust, Series 2003-A1 (a)	2.583%	10/25/33	513,992	501,007
JPMorgan Mortgage Trust, Series 2004-A1-4A1 (a)	2.506%	02/25/34	552,339	544,093
JPMorgan Mortgage Trust, Series 2004-A3-SF3 (a)	2.612%	06/25/34	371,864	367,078
JPMorgan Mortgage Trust, Series 2004-A5-2A1 (a)	2.717%	12/25/34	221,865	225,275
JPMorgan Mortgage Trust, Series 2013-3-A3 (a)	3.435%	07/25/43	302,255	310,579
JPMorgan Re-REMIC, 144A, Series 2009-9-A1	6.000%	09/26/36	108,228	109,296
JPMorgan Re-REMIC, 144A, Series 2010-8-1A5 (a)	3.031%	06/26/45	600,000	599,848
Long Beach Mortgage Loan Trust, Series 2004-4-1A1 (a)	1.084%	10/25/34	541,147	504,359
Master Adjustable Rate Mortgages Trust, Series 2003-3-2A1 (a)	3.433%	09/25/33	422,706	419,907
Master Asset Securitization Trust, Series 2003-5-1A1	5.500%	06/25/33	6,758	6,788
Master Asset Securitization Trust, Series 2003-8-1A1	5.500%	09/25/33	29,085	28,760
Master Asset Securitization Trust, Series 2004-1-3A7	5.250%	01/25/34	274,712	279,189
Merrill Lynch Mortgage Investors Trust, Series 2004-A3-1A (a)	3.449%	05/25/34	415,303	418,140
Merrill Lynch Mortgage Investors Trust, Series 2005-A1-1A (a)	3.091%	12/25/34	698,238	692,512

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 40.4% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 33.2% (Continued)
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR-1A2 (a)	0.796%	11/25/35	$33,144	$33,006
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (a)	3.750%	12/25/52	240,205	249,558
New Century Home Equity Loan Trust, Series 2005-A-A4W (b)	4.577%	08/25/35	495,754	514,248
New York Mortgage Trust, Series 2005-3-A1 (a)	1.004%	02/25/36	392,210	352,077
Opteum Mortgage Acceptance Corporation, Series 2005-5-2AD2 (a)	5.850%	12/25/35	439,660	448,570
RBS Commercial Funding Trust, 144A, Series 2010-RR3-MSCA (a)	6.103%	06/16/49	225,786	227,586
Residential Funding Mortgage Security I, Inc., Series 2004-S4-2A6	4.500%	04/25/19	102,543	102,949
Residential Funding Mortgage Security I, Inc., Series 2003-S12-3A1	3.750%	12/25/32	236,116	237,860
Sequoia Mortgage Trust, Series 2003-8-A1 (a)	1.132%	01/20/34	416,331	395,443
Sequoia Mortgage Trust, Series 2004-6-A2 (a)	1.072%	07/20/34	605,820	565,721
Sequoia Mortgage Trust, Series 2012-3-A2 (a)	3.000%	07/25/42	288,154	293,152
Sequoia Mortgage Trust, Series 2012-4-A2 (a)	3.000%	09/25/42	231,673	234,316
Silverleaf Finance, LLC, 144A, Series 2012-D-A	3.000%	03/17/25	66,567	66,591
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1-4A4 (a)	3.062%	02/25/34	457,739	459,158
Structured Asset Investment Loan Trust, Series 2003-BC9-3A2 (a)	1.484%	08/25/33	374,912	370,926
Structured Asset Mortgage Investments II Trust, Series 2004-AR6-A1A (a)	1.180%	02/19/35	683,278	635,523
Structured Asset Mortgage Investments, Inc., Series 2003-AR4-A1 (a)	1.180%	01/19/34	106,211	102,241
Structured Asset Mortgage Investments, Inc., Series 2004-AR4-1A1 (a)	1.180%	12/19/34	452,261	443,305

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 40.4% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 33.2% (Continued)
Structured Asset Securities Corporation, Series 1998-11-2B1 (a)	3.266%	01/26/32	$52,354	$48,119
Structured Asset Securities Corporation, Series 1998-11-2B2 (a)	3.266%	01/26/32	43,799	40,107
Structured Asset Securities Corporation, Series 2003-9A-2A1 (a)	2.799%	03/25/33	333,939	331,180
Structured Asset Securities Corporation, Series 2003-29-3A1 (a)	4.919%	09/25/33	494,688	492,289
Structured Asset Securities Corporation, Series 2003-29-5A2	5.250%	09/25/33	154,850	156,763
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-S3-3A1	5.500%	05/25/33	186,626	196,789
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7-A7 (a)	2.677%	08/25/33	249,260	249,363
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (a)	2.697%	08/25/33	643,742	649,808
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (a)	1.940%	02/27/34	278,788	272,563
Wells Fargo Mortgage-Backed Securities, Series 2003-G-A1 (a)	2.897%	06/25/33	9,752	9,773
Wells Fargo Mortgage-Backed Securities, Series 2003-J-2A7 (a)	2.650%	10/25/33	434,014	435,499
Wells Fargo Mortgage-Backed Securities, Series 2003-K-1A2 (a)	2.638%	11/25/33	365,549	367,536
				22,220,312
Federal Home Loan Mortgage Corporation — 3.9%
FHLMC, Series 2999-ND	4.500%	07/15/20	50,709	52,116
FHLMC, Series 2515-UP	5.500%	10/15/22	115,997	125,359
FHLMC, Series 2690-TV	4.500%	11/15/25	134,317	136,869
FHLMC, Series 3827-HA	3.500%	11/15/25	202,901	219,136
FHLMC, Series 4011-ML	3.000%	03/15/27	500,000	523,924

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 40.4% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 3.9% (Continued)
FHLMC, Series 2569-LD	5.500%	02/15/33	$163,089	$183,687
FHLMC, Series 3793-UA	4.000%	06/15/33	134,030	144,239
FHLMC, Series 2785-GD	4.500%	10/15/33	11,107	11,280
FHLMC, Series 3017-MK	5.000%	12/15/34	12,230	12,660
FHLMC, Series 4011-NP	3.000%	07/15/39	189,054	191,089
FHLMC, Series 3843-JA	4.000%	04/15/40	145,159	155,349
FHLMC, Series 4017-MA	3.000%	03/15/41	133,467	136,620
FHLMC, Series 4077-AP	4.000%	01/15/42	339,476	362,666
FHLMC, Series 4183-PA	3.500%	01/15/43	326,072	344,623
				2,599,617
Federal National Mortgage Association — 2.4%
FNMA, Series 2003-89-LC	4.500%	09/25/18	25,460	26,112
FNMA, Series 2003-83-PG	5.000%	06/25/23	22,911	23,784
FNMA, Series 2015-M11-A1	2.097%	04/25/25	518,808	527,183
FNMA, Series 2005-80-BA	5.000%	04/25/29	82,944	91,407
FNMA, Series 2009-96-DB	4.000%	11/25/29	491,435	526,775
FNMA, Pool #MA0584	4.500%	10/01/40	92,350	98,195
FNMA, Series 2014-80-KA	2.000%	03/25/44	249,461	249,141
FNMA, Series 2011-100QM	4.000%	10/25/50	36,167	36,678
				1,579,275
Government National Mortgage Association — 0.6%
GNMA, Series 2009-104-KA	4.500%	08/15/39	290,133	308,630
GNMA, Series 2011-159-EA	4.000%	10/20/40	17,938	18,381
GNMA, Series 2011-138-PX	4.000%	06/20/41	108,660	112,350
				439,361
Small Business Administration — 0.3%
SBA, Series 2009-20A-1	5.720%	01/01/29	155,117	175,272

Total Mortgage-Backed Securities (Cost $26,963,302)				$27,013,837

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MUNICIPAL BONDS — 2.1%	Coupon	Maturity	Par Value	Value
California State Housing Finance Agency	3.650%	08/01/25	$620,000	$662,520
Florida State Department of Environmental Protection, Series B, Preservation Revenue	6.026%	07/01/21	350,000	392,529
New Jersey State Economic Development Authority, Revenue	3.802%	06/15/18	325,000	332,868
Total Municipal Bonds (Cost $1,299,559)				$1,387,917

ASSET-BACKED SECURITIES — 3.2%	Coupon	Maturity	Par Value	Value
Applebees/IHOP Funding, LLC, 144A, Series 2014-1-A2	4.277%	09/05/44	$625,000	$631,185
DB Master Finance, LLC, 144A,Series 2015-1A-A2I	3.262%	02/20/19	640,250	643,325
Domino's Pizza Master Issuer, LLC, 144A, Series 2015-1A	3.484%	10/25/45	818,813	828,536
Total Asset-Backed Securities (Cost $2,075,162)				$2,103,046

CORPORATE BONDS — 40.6%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 2.9%
AutoNation, Inc.	5.500%	02/01/20	$550,000	$602,313
GameStop Corporation, 144A	6.750%	03/15/21	375,000	379,688
QVC, Inc.	5.125%	07/02/22	350,000	373,403
Under Armour, Inc.	3.250%	06/15/26	565,000	572,211
				1,927,615
Consumer Staples — 3.3%
Anheuser-Busch InBev SA/NV	3.300%	02/01/23	550,000	577,567
CVS Health Corporation	3.500%	07/20/22	600,000	644,919
Kroger Company (The)	4.000%	02/01/24	750,000	828,148
SABMiller plc, 144A	6.500%	07/15/18	148,000	161,470
				2,212,104
Energy — 1.8%
El Paso, LLC	6.500%	09/15/20	143,000	159,879
Kinder Morgan Energy Partners, L.P.	4.250%	09/01/24	500,000	515,029
Magellan Midstream Partners L.P.	5.000%	03/01/26	445,000	507,961
				1,182,869

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 40.6% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 15.3%
Air Lease Corporation	4.250%	09/15/24	$570,000	$599,212
Ally Financial, Inc.	5.750%	11/20/25	300,000	319,125
Ares Capital Corporation	4.875%	11/30/18	715,000	748,482
Aspen Insurance Holdings, Ltd.	4.650%	11/15/23	610,000	650,761
Bank of America Corporation	4.250%	10/22/26	750,000	795,053
Drawbridge Special Opportunities Fund, L.P., 144A	5.000%	08/01/21	750,000	714,375
Fairfax Financial Holdings, Ltd., 144A	4.875%	08/13/24	750,000	760,109
Fidelity National Information Services, Inc.	4.500%	08/15/46	620,000	632,426
Ford Motor Credit Company, LLC	5.875%	08/02/21	505,000	580,990
Icahn Enterprises, L.P.	5.875%	02/01/22	350,000	326,812
International Lease Finance Corporation	4.625%	04/15/21	475,000	503,738
JPMorgan Chase & Company	3.125%	01/23/25	750,000	771,227
Morgan Stanley	4.100%	05/22/23	670,000	710,839
Raymond James Financial, Inc.	3.625%	09/15/26	625,000	638,798
SVB Financial Group	3.500%	01/29/25	625,000	633,203
Wells Fargo & Company	4.300%	07/22/27	750,000	828,680
				10,213,830
Health Care — 1.7%
Actavis Funding SCS	3.450%	03/15/22	625,000	654,636
HCA, Inc.	4.250%	10/15/19	450,000	471,937
				1,126,573
Industrials — 3.8%
AA Aircraft, 144A, Series 2013-1L	3.596%	11/01/17	294,321	291,378
Air Canada, 144A, Series 2013-1B	5.375%	11/15/22	444,365	459,362
American Airlines Pass-Through Trust, 144A, Series 2013-1-B	5.625%	01/15/21	415,082	432,723
Continental Airlines, Inc., Series 1999-1	6.545%	02/02/19	274,941	290,915
Continental Airlines, Inc., Series 2000-2	7.707%	04/02/21	255,085	276,614
General Motors Financial Company	3.700%	05/09/23	525,000	535,553
US Airways, Inc., Class A Pass-Through Certificates, Series 2012-2	4.625%	06/03/25	266,748	292,089
				2,578,634

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
CORPORATE BONDS — 40.6% (Continued)	Coupon	Maturity	Par Value	Value
Information Technology — 3.0%
Baidu, Inc.	3.000%	06/30/20	$650,000	$665,553
Dell, Inc., 144A	8.350%	07/15/46	640,000	745,831
Tencent Holdings Ltd., 144A	3.800%	02/11/25	550,000	586,807
				1,998,191
Materials — 1.3%
Smurfit Kappa Acquisitions, 144A	4.875%	09/15/18	300,000	314,250
Westlake Chemical Corporation	3.600%	07/15/22	584,000	592,351
				906,601
Real Estate — 3.3%
American Campus Communities, Inc.	3.350%	10/01/20	635,000	657,548
AvalonBay Communities, Inc.	3.500%	11/15/24	600,000	633,361
Healthcare Trust of America Holdings, L.P.	3.700%	04/15/23	500,000	516,631
WEA Finance, LLC, 144A	2.700%	09/17/19	400,000	409,628
				2,217,168
Telecommunication Services — 4.2%
American Tower Trust I, 144A	3.070%	03/15/23	500,000	519,975
CBS Corporation	2.900%	01/15/27	625,000	608,535
Charter Communications Operating, LLC, 144A	4.464%	07/23/22	470,000	510,005
Crown Castle Towers, LLC, 144A	4.883%	08/15/20	690,000	751,799
SBA Tower Trust, 144A (a)	3.598%	04/15/18	405,000	407,569
				2,797,883

Total Corporate Bonds (Cost $26,197,005)				$27,161,468

FIRST WESTERN FIXED INCOME FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 3.7%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.22% (c) (Cost $2,459,558)	2,459,558	$2,459,558

Total Investments at Value — 99.6% (Cost $65,092,417)		$66,585,096

Other Assets in Excess of Liabilities — 0.4%		283,468

Net Assets — 100.0%		$66,868,564

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $11,439,681 at August 31, 2016, representing 17.1% of net assets.

(a)	Variable rate security. The rate shown is the effective interest rate as of August 31, 2016.

(b)	Step coupon.

(c)	The rate shown is the 7-day effective yield as of August 31, 2016.

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments August 31, 2016
MORTGAGE-BACKED SECURITIES — 44.0%	Coupon	Maturity	Par Value	Value
Commercial — 29.7%
Accredited Mortgage Loan Trust, Series 2004-3-2A2 (a)	1.724%	10/25/34	$353,903	$352,134
ACE Securities Corporation, Series 2003-NC1-A2A (a)	1.364%	07/25/33	234,621	196,136
ACE Securities Corporation, Series 2005-SD1-M1 (a)	1.274%	11/25/50	90,334	90,418
Adjustable Rate Mortgage Trust, Series 2005-3 (a)	0.844%	07/25/35	791,237	762,284
Adjustable Rate Mortgage Trust, Series 2005-3-8A2 (a)	0.764%	07/25/35	629,170	615,083
American General Mortgage Loan Trust, 144A, Series 2006-1-A5 (a)	5.750%	12/25/35	229,067	235,951
American General Mortgage Loan Trust, 144A, Series 2010-1A-A4 (a)	5.650%	03/25/58	286,599	288,287
American Home Mortgage Investment Trust, Series 2004-3-6A1 (b)	4.820%	10/25/34	426,234	431,322
American Home Mortgage Investment Trust, Series 2005-1-5A1 (a)	3.032%	06/25/45	176,669	175,732
Bank of America Funding Corporation, Series 2005-E-4A1 (a)	2.938%	03/20/35	683,612	686,042
Bank of America Funding Corporation, Series 2005-D-A1 (a)	2.981%	05/25/35	784,458	800,638
Bank of America Funding Corporation, Series 2009-R6-3A1 (a)	2.308%	01/26/37	83,387	83,154
Bank of America Mortgage Securities, Inc., Series 2004-1-2A1	5.500%	02/25/34	316,044	320,870
Bayview Financial Acquisition Trust, Series 2006-B-1A3 (b)	6.160%	04/28/36	92,588	93,918
BCAP, LLC Trust, 144A, Series 2009-RR4-2A1 (a)	3.190%	07/26/36	32,031	32,072
BCAP, LLC Trust, 144A, Series 2009-RR2-A1 (a)	3.088%	01/21/38	261,420	261,296
BCRR Trust, 144A, Series 2009-1-2A1 (a)	5.858%	07/17/40	130,423	130,495

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 44.0% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 29.7% (Continued)
Bear Stearns ALT-A Trust, Series 2004-11-1A1 (a)	1.204%	11/25/34	$43,469	$42,312
Bear Stearns Asset-Backed Securities Trust, Series 2004-B01-M2 (a)	1.274%	10/25/34	29,566	29,539
Centex Home Equity Loan Trust, Series 2004-D-AF6 (b)	5.170%	09/25/34	27,459	28,097
CIT Group Home Equity Loan Trust, Series 2003-1-A4 (b)	4.430%	03/20/32	68,266	68,460
Citigroup Mortgage Loan Trust, Inc., 144A, Series 2004-RR2-A (a)	2.974%	05/25/34	570,783	575,555
Citigroup Mortgage Loan Trust, Inc., 144A, Series 2009-6-12A1 (a)	3.078%	07/25/36	3,736	3,729
Citigroup Mortgage Loan Trust, Inc., 144A, Series 2010-8-6A6	4.500%	12/25/36	191,290	192,077
Citigroup Mortgage Loan Trust, Inc., 144A, Series 2009-6-4A1 (a)	3.012%	04/25/37	59,649	59,561
Citigroup Mortgage Loan Trust, Inc., 144A, Series 2009-6-11A1 (a)	0.838%	05/25/37	42,514	42,388
Countrywide Asset-Backed Certificates, Series 2004-6-2A3 (a)	1.724%	11/25/34	429,917	422,249
Countrywide Home Loans, Inc., Series 2003-15-2A1	5.000%	06/25/18	61,677	59,379
Countrywide Home Loans, Inc., Series 2004-J7	5.000%	09/25/19	264,131	268,386
Credit Suisse Commercial Mortgage Trust, 144A, Series 2009-8R-5A1 (a)	5.389%	05/26/37	135,307	135,764
Credit Suisse Commercial Mortgage Trust, 144A, Series 2009-2R-2A5 (a)	2.535%	06/26/37	872	872
Credit Suisse Commercial Mortgage Trust, 144A, Series 2007-C1-A3	5.383%	02/15/40	169,770	170,485
Credit Suisse Commercial Mortgage Trust, Series 2007-C5-A4 (a)	5.695%	09/15/40	292,432	299,810
Credit Suisse First Boston Mortgage Securitization, Series 2004-6-2A1	4.750%	09/25/19	652,372	663,421
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR2-2A1 (a)	2.879%	03/25/34	1,227,079	1,239,716

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 44.0% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 29.7% (Continued)
Credit Suisse First Boston Mortgage Securitization, Series 2004-AR8-2A1 (a)	3.049%	09/25/34	$1,005,144	$989,133
Credit Suisse First Boston Mortgage Securitization, Series 2005-6-1A2 (a)	0.794%	07/25/35	72,352	70,734
Credit Suisse Mortgage Trust, Series 2009-14R-2A1	5.000%	06/26/37	1,905,598	1,957,251
Credit Suisse Mortgage Trust, Series 2010-9R-1A3	3.750%	08/27/37	931,841	938,345
Credit Suisse Mortgage Trust, 144A, Series 2010-16-A4 (a)	4.250%	06/25/50	437,253	437,597
Equity One ABS, Inc., Series 2002-4-AVI (a)	1.104%	02/25/33	689,784	682,837
First Horizon Mortgage Pass-Through Trust, Series 2003-AR3-3A1 (a)	2.844%	09/25/33	487,868	493,501
FRS, LLC, 144A, Series 2013-1A-A1	1.800%	04/15/43	88,022	86,224
Goldman Sachs Alternative Mortgage Products Trust, Series 2004-OPT-A4 (a)	1.379%	11/25/34	102,198	100,090
Goldman Sachs Mortgage Loan Trust, Series 2003-13-1A1 (a)	2.797%	10/25/33	175,429	176,886
Goldman Sachs Mortgage Loan Trust, Series 2004-10F-7A1	5.500%	09/25/34	123,851	127,680
Goldman Sachs Mortgage Loan Trust, Series 2005-5F-8A2 (a)	1.024%	06/25/35	225,183	213,406
Goldman Sachs Mortgage Securities Trust, 144A, Series 2005-SEA2-A1 (a)	0.874%	01/25/45	435,082	431,084
GSAA Home Equity Trust, Series 2004-11-2A1 (a)	1.184%	12/25/34	899,532	899,618
GSR Mortgage Loan Trust, Series 2003-7F-1A	5.250%	06/25/33	721,574	734,755
GSR Mortgage Loan Trust, Series 2005-AR6-1 (a)	3.000%	09/25/35	194,267	198,284
Harborview Mortgage Loan Trust, Series 2004-4-2A (a)	1.074%	06/19/34	161,509	149,609
Impac CMB Trust, Series 2005-4-2A1 (a)	1.124%	05/25/35	438,530	420,867

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 44.0% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 29.7% (Continued)
Impac CMB Trust, Series 2007-A-A (a)	0.774%	05/25/37	$492,088	$446,629
Jefferies & Company, 144A, Series 2009-R9-1A1 (a)	2.790%	08/26/46	73,852	74,271
JPMorgan Alternative Loan Trust, Series 2005-A2-1A1 (a)	1.044%	01/25/36	956,153	908,864
JPMorgan Mortgage Trust, Series 2003-A1-4A5 (a)	2.526%	10/25/33	238,332	234,602
JPMorgan Re-REMIC, 144A, Series 2009-9-A1	6.000%	09/26/36	60,878	61,479
JPMorgan Re-REMIC, 144A, Series 2010-8-1A5 (a)	3.032%	06/26/45	1,000,000	999,747
Master Adjustable Rate Mortgages Trust, Series 2004-6-4A6 (a)	2.943%	07/25/34	841,359	853,119
MASTR Asset Alternative Loans Trust, Series 2003-1-2A1	6.500%	01/25/33	826,075	849,296
MASTR Asset Securitization Trust, Series 2003-8-2A1	4.500%	09/25/18	132,801	131,720
MASTR Asset Securitization Trust, Series 2004-8-3A1	5.250%	08/25/19	326,583	334,449
MASTR Asset Securitization Trust, Series 2003-12-1A1	5.250%	12/25/24	262,710	265,259
MASTR Asset Securitization Trust, Series 2003-11-7A	5.250%	12/25/33	1,114,449	1,131,155
MASTR Specialized Loan Trust, 144A, Series 2005-3-A1 (a)	0.884%	11/25/35	158,688	152,440
Merrill Lynch Credit Corporation Mortgage Investors, Inc., Series 2003-B-A1 (a)	1.204%	04/25/28	161,593	155,393
Morgan Stanley Capital, Inc., Series 2004-SD2-A (a)	1.424%	04/25/34	90,263	89,468
Morgan Stanley Capital, Inc., Series 2005-HE2-A1MZ (a)	1.044%	01/25/35	236,408	235,546
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR-1A2 (a)	0.794%	11/25/35	33,172	33,034
Mortgage IT Trust, Series 2004-2-M1 (a)	1.349%	12/25/34	517,039	474,512
Nationstar Mortgage Loan Trust, 144A, Series 2013-A-A (a)	3.750%	12/25/52	1,345,147	1,397,522

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 44.0% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 29.7% (Continued)
New Century Home Equity Loan Trust, Series 2005-A-A4W (b)	4.577%	08/25/35	$1,085,700	$1,126,204
Option One Mortgage Loan Trust, Series 2005-1-A1A (a)	1.024%	02/25/35	1,118,850	1,108,091
Orange Lake Timeshare Trust, 144A, Series 2012-AA-A	3.450%	03/10/27	60,345	61,115
Park Place Securities, Inc., Series 2005-WHQ1-M2 (a)	1.274%	03/25/35	13,999	14,003
Provident Funding Mortgage Loan Trust, Series 2003-1-A (a)	2.910%	08/25/33	636,335	635,379
Provident Funding Mortgage Loan Trust, Series 2005-1-2A1 (a)	2.842%	05/25/35	408,864	393,803
RBS Commercial Funding Trust, 144A, Series 2010-RR3-MSCA (a)	6.103%	06/16/49	169,339	170,689
RBSSP Resecuritization Trust, 144A, Series 2010-3-4A1 (a)	3.386%	12/26/35	372,844	372,929
Residential Asset Mortgage Products, Inc., Series 2004-RS12-AI6	4.547%	12/25/34	13,533	13,632
Residential Asset Mortgage Products, Inc., Series 2005-SP3-A3 (a)	0.914%	12/25/35	23,670	23,570
Residential Asset Securities Corporation, Series 2003-KS10-AI6	4.540%	12/25/33	39,973	40,908
Residential Funding Mortgage Security I, Inc., Series 2003-S12-3A1	3.750%	12/25/32	275,879	277,918
Sequoia Mortgage Trust, Series 2012-1-2A1	3.474%	01/25/42	1,344,370	1,383,073
Sequoia Mortgage Trust, Series 2012-4-A2 (a)	3.000%	09/25/42	215,510	217,968
Silverleaf Finance, LLC, 144A, Series 2012-D-A	3.000%	03/17/25	15,976	15,982
Soundview Home Equity Loan Trust, Series 2003-2-A2 (a)	1.824%	11/25/33	87,132	86,252
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-3A3 (a)	2.972%	09/25/34	288,228	286,180
Structured Asset Investment Loan Trust, Series 2003-BC9-3A2 (a)	1.484%	08/25/33	562,368	556,389

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 44.0% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 29.7% (Continued)
Structured Asset Investment Loan Trust, Series 2003-BC9-3A3 (a)	1.224%	08/25/33	$203,077	$200,149
Structured Asset Mortgage Investments, Inc., Series 2004-AR3-1A1 (a)	1.114%	07/19/34	616,015	586,689
Structured Asset Securities Corporation, Series 2003-29-5A2	5.250%	09/25/33	284,012	287,520
Structured Asset Securities Corporation, Series 2003-32-1A1 (a)	5.221%	11/25/33	1,364,730	1,364,369
Structured Asset Securities Corporation, Series 2003-34A-3A4 (a)	2.931%	11/25/33	571,409	558,921
Structured Asset Securities Corporation, Series 2004-GEL3-A (a)	1.448%	08/25/34	174,975	172,018
Truman Capital Mortgage Loan Trust, 144A, Series 2005-1-A (a)	0.954%	03/25/37	160,547	157,575
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR7-A7 (a)	2.677%	08/25/33	297,125	297,248
Wa-Mu Mortgage Pass-Through Certificates, Series 2003-AR8-A (a)	2.697%	08/25/33	201,169	203,065
Wa-Mu Mortgage Pass-Through Certificates, Series 2002-AR2-A (a)	1.940%	02/27/34	79,654	77,875
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS3-2A1	5.250%	03/25/18	119,363	119,405
Wells Fargo Mortgage Loan Trust, 144A, Series 2010-RR1-1 (a)	3.068%	02/27/37	914,593	919,787
Wells Fargo Mortgage-Backed Securities, Series 2005-2-2A1	4.750%	04/25/20	190,505	194,013
Wells Fargo Mortgage-Backed Securities, Series 2003-K-1A2 (a)	2.638%	11/25/33	548,324	551,303
Wells Fargo Mortgage-Backed Securities, Series 2003-0-5A1 (a)	2.734%	01/25/34	517,500	526,612

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 44.0% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 29.7% (Continued)
Wells Fargo Mortgage-Backed Securities, Series 2004-K-2A12 (a)	3.095%	07/25/34	$78,241	$80,808
Wells Fargo Mortgage-Backed Securities, Series 2005-AR10-2A2 (a)	2.929%	06/25/35	128,598	132,142
Wells Fargo Mortgage-Backed Securities, Series 2006-AR8-1A3 (a)	2.905%	04/25/36	536,686	530,019
				41,537,641
Federal Home Loan Mortgage Corporation — 5.1%
FHLMC, Series 3861-A	4.500%	01/15/29	41,531	41,940
FHLMC, Series 2580-PY	4.000%	03/15/33	370,109	392,400
FHLMC, Series 4529-HA	3.000%	07/15/36	1,448,096	1,474,082
FHLMC, Series 3837-JA	4.000%	05/15/38	7,656	7,870
FHLMC, Series 3687-CB	2.500%	11/15/38	497,933	508,624
FHLMC, Series 4524-CA	2.500%	05/15/41	742,610	759,519
FHLMC, Series 4417-HD	2.250%	11/15/41	906,624	919,954
FHLMC, Series 4312-GA	2.500%	12/15/41	616,948	625,085
FHLMC, Series 4183-PA	3.500%	01/15/43	978,215	1,033,869
FHLMC, Series 4322-DN	4.000%	05/15/43	1,287,805	1,366,807
				7,130,150
Federal National Mortgage Association — 6.8%
FNMA, Series 2003-48-TC	5.000%	06/25/23	187,530	201,562
FNMA, Series 2005-80-BA	5.000%	04/25/29	290,303	319,924
FNMA, Series 2004-9-DH	4.000%	06/25/33	101,227	104,166
FNMA, Series 2008-17-PA	4.500%	10/25/37	574,104	613,737
FNMA, Series 2008-49-PA	5.000%	04/25/38	570,158	617,919
FNMA, Series 2010-152-DA	3.000%	05/25/39	308,471	314,598
FNMA, Series 2011-15-W (a)	3.512%	06/25/39	510,704	530,333
FNMA, Series 2009-94-DA	4.500%	10/25/39	449,196	480,957
FNMA, Series 2010-109-N	3.000%	10/25/40	858,618	891,613
FNMA, Series 2012-102-PA	4.500%	03/25/41	427,906	451,739
FNMA, Series 2013-9-CB	5.500%	04/25/42	549,664	620,956
FNMA, Series 2015-55-QA	3.500%	10/25/42	1,293,473	1,329,951
FNMA, Series 2012-136-PD	2.500%	12/25/42	559,750	573,781
FNMA, Series 2014-80-KA	2.000%	03/25/44	586,967	586,215
FNMA, Series 2015-27-MB	2.000%	10/25/44	1,864,768	1,846,248
				9,483,699

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 44.0% (Continued)	Coupon	Maturity	Par Value	Value
Government National Mortgage Association — 2.3%
GNMA, Pool #GN615735	5.000%	06/15/23	$267,901	$300,538
GNMA, Series 2009-100-PL	5.000%	04/20/37	18,759	18,847
GNMA, Series 2010-10-NH	4.000%	12/20/38	303,309	316,793
GNMA, Series 2010-115-HW	3.500%	05/20/39	268,293	276,926
GNMA, Series 2012-10-LD	3.000%	07/20/40	668,845	691,618
GNMA, Series 2011-159-EA	4.000%	10/20/40	44,844	45,953
GNMA, Series 2014-184-ED	3.000%	12/20/43	1,519,509	1,547,532
				3,198,207
Small Business Administration — 0.1%
SBA, Series 2002-20K (a)	5.080%	11/01/22	132,820	141,823

Total Mortgage-Backed Securities (Cost $61,543,557)				$61,491,520

MUNICIPAL BONDS — 2.2%	Coupon	Maturity	Par Value	Value
Carson California Redevelopment Agency	2.261%	02/01/17	$570,000	$571,129
City of Las Vegas, Nevada	7.750%	09/01/29	950,000	1,117,988
New Jersey State Economic Development Authority, Revenue	3.802%	06/15/18	800,000	819,368
San Francisco City & County Redevelopment Agency	2.120%	08/01/18	625,000	631,531
Total Municipal Bonds (Cost $3,106,033)				$3,140,016

ASSET-BACKED SECURITIES — 2.0%	Coupon	Maturity	Par Value	Value
DB Master Finance, LLC, 144A, Series 2015-1A-A21	3.262%	02/20/19	$960,375	$964,988
Domino's Pizza Master Issuer, LLC, 144A, Series 2012-1A-A2	5.216%	01/25/42	1,743,536	1,782,994
Total Asset-Backed Securities (Cost $2,766,660)				$2,747,982

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 48.2%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 4.8%
AutoNation, Inc.	6.750%	04/15/18	$688,000	$736,281
Brinker International, Inc.	2.600%	05/15/18	450,000	452,264
Expedia, Inc.	7.456%	08/15/18	600,000	663,133
GameStop Corporation, 144A	6.750%	03/15/21	555,000	561,938
Hyatt Hotels Corporation, 144A	6.875%	08/15/19	665,000	760,353
Masco Corporation	7.125%	03/15/20	1,025,000	1,183,875
MGM Resorts International	5.250%	03/31/20	660,000	706,200
Newell Rubbermaid Inc	2.600%	03/29/19	725,000	741,971
QVC, Inc.	3.125%	04/01/19	931,000	952,289
				6,758,304
Consumer Staples — 1.5%
Kraft Heinz Company	2.000%	07/02/18	690,000	698,525
Kroger Company (The)	7.000%	05/01/18	250,000	273,161
Kroger Company (The)	6.800%	12/15/18	381,000	425,795
SABMiller plc, 144A	6.500%	07/15/18	600,000	654,608
				2,052,089
Energy — 2.8%
Columbia Pipeline Group, Inc.	2.450%	06/01/18	840,000	844,225
EnLink Midstream Partners, L.P.	2.700%	04/01/19	900,000	886,349
Kinder Morgan, Inc.	7.250%	06/01/18	1,105,000	1,197,857
NuStar Logistics, L.P.	8.150%	04/15/18	160,000	172,600
Spectra Energy Capital, LLC	6.200%	04/15/18	715,000	759,849
				3,860,880
Financials — 16.5%
Ally Financial, Inc.	4.125%	03/30/20	655,000	676,287
Ameriprise Financial, Inc.	7.300%	06/28/19	725,000	835,685
Ares Capital Corporation	4.875%	11/30/18	1,443,000	1,510,573
Aviation Capital Group Corporation, 144A	4.625%	01/31/18	1,013,000	1,053,520
Bank of America Corporation	5.650%	05/01/18	925,000	984,668
Bank One Corporation (b)	8.530%	03/01/19	450,000	520,081
CIT Group, Inc.	5.375%	05/15/20	760,000	812,250
Citigroup, Inc.	2.650%	10/26/20	1,270,000	1,301,765
Citizens Bank, N.A.	2.500%	03/14/19	500,000	507,741
CNA Financial Corporation	6.950%	01/15/18	661,000	704,664
Digital Realty Trust, L.P.	5.875%	02/01/20	7,000	7,839
Discover Bank	2.600%	11/13/18	1,000,000	1,014,994
Fairfax Financial Holdings Ltd.	7.375%	04/15/18	550,000	590,187
Fidelity National Financial, Inc.	6.600%	05/15/17	913,000	941,969
Fidelity National Information Services, Inc.	3.625%	10/15/20	1,250,000	1,326,468

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 48.2% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 16.5% (Continued)
GATX Financial Corporation	2.375%	07/30/18	$190,000	$191,849
Goldman Sachs Group, Inc.	2.600%	04/23/20	1,200,000	1,224,778
International Lease Finance Corporation	6.250%	05/15/19	750,000	816,150
JPMorgan Chase & Company	6.300%	04/23/19	500,000	559,317
Morgan Stanley	2.800%	06/16/20	1,140,000	1,172,802
Oaktree Capital Management, L.P., 144A	6.750%	12/02/19	600,000	679,891
Raymond James Financial, Inc.	8.600%	08/15/19	975,000	1,147,025
Sirius International Insurance Group, Ltd., 144A	6.375%	03/20/17	930,000	948,581
Standard Chartered plc, 144A	2.100%	08/19/19	1,250,000	1,251,990
Synchrony Financial	2.600%	01/15/19	990,000	1,003,598
Wells Fargo & Company	2.150%	01/30/20	1,250,000	1,271,053
				23,055,725
Health Care — 3.2%
Actavis Funding SCS	2.450%	06/15/19	830,000	845,161
Fresenius Medical Care AG & Company, 144A	5.625%	07/31/19	535,000	585,825
HCA, Inc.	4.250%	10/15/19	500,000	524,375
Humana, Inc.	7.200%	06/15/18	968,000	1,062,656
McLaren Health Care Corporation	1.964%	05/15/18	600,000	601,895
Mylan N.V., 144A	2.500%	06/07/19	880,000	891,606
				4,511,518
Industrials — 4.4%
AA Aircraft, 144A, Series 2013-1L	3.596%	11/01/17	140,153	138,751
America West Airlines, Inc., Series 2000-01	8.057%	07/02/20	26,753	30,231
American Airlines Group Pass-Through Trust, 144A, Series 2011-1	7.000%	01/31/18	299,202	314,162
Continental Airlines, Inc., Series 1998-1	6.648%	09/15/17	38,296	39,108
Continental Airlines, Inc., Series 1998-3	6.820%	05/01/18	37,954	39,472
Continental Airlines, Inc., Series 2000-1	8.048%	11/01/20	48,185	53,577
Continental Airlines, Inc., Series 2000-2	7.707%	04/02/21	52,776	57,231
Continental Airlines, Inc., Series 2001-1	6.703%	06/15/21	201,916	212,012
Continental Airlines, Inc., Series 2012-2-B	5.500%	04/29/22	1,249,987	1,318,736

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 48.2% (Continued)	Coupon	Maturity	Par Value	Value
Industrials — 4.4% (Continued)
Delta Air Lines, Inc., Series 2009-1A	7.750%	12/17/19	$119,464	$135,652
Domtar Corporation	10.750%	06/01/17	95,000	101,113
Ford Motor Credit Company, LLC	2.375%	03/12/19	1,000,000	1,013,788
General Motors Financial Company, Inc.	2.400%	05/09/19	875,000	879,406
Icahn Enterprises, L.P.	6.000%	08/01/20	790,000	759,388
Ingersoll-Rand Global Holding Company, Ltd.	6.875%	08/15/18	525,000	580,549
Sappi Ltd., 144A	7.750%	07/15/17	250,000	255,850
US Airways, Inc., Series 2001-1G	7.076%	03/20/21	139,928	151,122
				6,080,148
Information Technology — 4.9%
Baidu, Inc.	3.000%	06/30/20	1,015,000	1,039,287
CA, Inc.	5.375%	12/01/19	1,014,000	1,118,276
Dell, Inc., 144A	3.480%	06/01/19	1,035,000	1,065,022
Juniper Networks, Inc.	3.125%	02/26/19	720,000	737,617
Nokia Corporation	5.375%	05/15/19	515,000	556,844
NXP BV/NXP Funding, LLC, 144A	3.750%	06/01/18	500,000	511,250
S&P Global, Inc.	5.900%	11/15/17	600,000	627,918
Tencent Holdings, Ltd., 144A	2.875%	02/11/20	1,225,000	1,257,962
				6,914,176
Materials — 2.6%
Cytec Industries, Inc.	8.950%	07/01/17	157,000	164,775
Georgia-Pacific, LLC, 144A	2.539%	11/15/19	880,000	896,768
LyondellBasell Industries N.V.	5.000%	04/15/19	1,000,000	1,076,528
Packaging Corporation of America	6.500%	03/15/18	880,000	947,348
Smurfit Kappa Acquisitions, 144A	4.875%	09/15/18	575,000	602,312
				3,687,731
Real Estate — 1.9%
First Industrial, L.P.	5.950%	05/15/17	430,000	442,949
Hospitality Properties Trust	5.625%	03/15/17	525,000	534,964
Liberty Property, L.P.	6.625%	10/01/17	646,000	678,082
National Retail Properties, Inc.	6.875%	10/15/17	293,000	308,864
Simon Property Group, L.P.	10.350%	04/01/19	600,000	722,567
				2,687,426
Telecommunication Services — 5.2%
American Tower Corporation	4.500%	01/15/18	390,000	405,412
American Tower Corporation	3.400%	02/15/19	525,000	546,889
CBS Corporation	5.750%	04/15/20	1,260,000	1,425,523

FIRST WESTERN SHORT DURATION BOND FUND Schedule of Investments (Continued)
CORPORATE BONDS — 48.2% (Continued)	Coupon	Maturity	Par Value	Value
Telecommunication Services — 5.2% (Continued)
Cox Communications, Inc., 144A	6.250%	06/01/18	$650,000	$692,909
Cox Communications, Inc., 144A	9.375%	01/15/19	360,000	416,104
Grupo Televisa, S.A.B.	6.000%	05/15/18	600,000	643,931
Hughes Satellite Systems Corporation	6.500%	06/15/19	520,000	568,750
Interpublic Group of Companies, Inc. (The)	2.250%	11/15/17	985,000	989,274
SBA Tower Trust, 144A (a)	3.598%	04/15/18	750,000	754,757
Verizon Communications, Inc.	2.625%	02/21/20	750,000	773,934
				7,217,483
Utilities — 0.4%
Otter Tail Corporation	9.000%	12/15/16	543,000	552,593

Total Corporate Bonds (Cost $66,998,581)				$67,378,073

MONEY MARKET FUNDS — 3.9%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.22% (c) (Cost $5,450,466)	5,450,466	$5,450,466

Total Investments at Value — 100.3% (Cost $139,865,297)		$140,208,057

Liabilities in Excess of Other Assets — (0.3%)		(460,196)

Net Assets — 100.0%		$139,747,861

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $24,378,619 at August 31, 2016, representing 17.4% of net assets.

(a)	Variable rate security. The rate shown is the effective interest rate as of August 31, 2016.

(b)	Step coupon.

(b)	The rate shown is the 7-day effective yield as of August 31, 2016.

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments August 31, 2016
CORPORATE BONDS — 97.0%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 19.7%
ADT Corporation (The)	6.250%	10/15/21	$400,000	$438,000
APX Group Holdings, Inc.	8.750%	12/01/20	700,000	672,875
Ashton Woods USA, LLC, 144A	6.875%	02/15/21	750,000	716,250
Beazer Homes USA, Inc.	5.750%	06/15/19	550,000	550,687
GameStop Corporation, 144A	6.750%	03/15/21	750,000	759,375
Greektown Holdings, LLC, 144A	8.875%	03/15/19	55,000	58,025
Jo-Ann Stores Holdings, Inc., 144A	9.750%	10/15/19	600,000	570,000
KB Home	4.750%	05/15/19	500,000	508,750
Landry's Holdings II, Inc., 144A	10.250%	01/01/18	750,000	763,125
MGM Resorts International	5.250%	03/31/20	750,000	802,500
NCL Corporation Ltd., 144A	4.625%	11/15/20	750,000	758,167
Netflix, Inc.	5.375%	02/01/21	400,000	434,000
NPC International, Inc.	10.500%	01/15/20	750,000	788,438
Rivers Pittsburgh L.P., 144A	6.125%	08/15/21	550,000	566,500
				8,386,692
Consumer Staples — 6.3%
Beverages & More, Inc., 144A	10.000%	11/15/18	500,000	465,000
Bumble Bee Holdings, Inc., 144A	9.625%	03/15/18	500,000	497,500
FAGE Dairy Industry S.A., 144A	9.875%	02/01/20	250,000	258,225
First Quality Finance Company	4.625%	05/15/21	525,000	523,687
Simmons Foods, Inc., 144A	7.875%	10/01/21	515,000	508,562
Wells Enterprises, Inc., 144A	6.750%	02/01/20	417,000	430,553
				2,683,527
Energy — 11.4%
Crestwood Midstream Partners L.P.	6.125%	03/01/22	580,000	564,050
Diamondback Energy, Inc.	7.625%	10/01/21	200,000	212,125
Genesis Energy, L.P.	5.750%	02/15/21	600,000	595,500
Martin Midstream Partners, L.P.	7.250%	02/15/21	600,000	569,250
NuStar Logistics, L.P.	4.800%	09/01/20	450,000	446,625
NuStar Logistics, L.P.	6.750%	02/01/21	55,000	58,437
Pride International, Inc.	8.500%	06/15/19	500,000	528,750
SM Energy Company	6.500%	11/15/21	500,000	495,000
Vanguard Natural Resources, LLC	7.875%	04/01/20	500,000	242,500
Whiting Petroleum Corporation	5.750%	03/15/21	550,000	492,938
WPX Energy, Inc.	7.500%	08/01/20	600,000	616,125
				4,821,300
Financials — 18.1%
AerCap Ireland Capital Ltd.	4.500%	05/15/21	500,000	527,500
Ally Financial, Inc.	4.250%	04/15/21	400,000	412,000

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
CORPORATE BONDS — 97.0% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 18.1% (Continued)
CIT Group, Inc.	5.375%	05/15/20	$750,000	$801,562
Credit Acceptance Corporation	6.125%	02/15/21	750,000	753,750
Drawbridge Special Opportunities Fund, L.P., 144A	5.000%	08/01/21	500,000	476,250
FBM Finance, Inc., 144A	8.250%	08/15/21	500,000	523,750
Fly Leasing Ltd.	6.375%	10/15/21	650,000	656,500
Hub Holdings, LLC, 144A	8.125%	07/15/19	600,000	585,000
Icahn Enterprises, L.P.	6.000%	08/01/20	750,000	720,938
iStar, Inc.	6.500%	07/01/21	500,000	510,250
NewStar Financial, Inc.	7.250%	05/01/20	750,000	735,000
Provident Funding Associates, L.P., 144A	6.750%	06/15/21	500,000	493,750
Rialto Holdings, LLC, 144A	7.000%	12/01/18	500,000	507,500
				7,703,750
Health Care — 5.5%
HCA, Inc.	6.250%	02/15/21	500,000	542,500
Kindred Healthcare, Inc.	8.000%	01/15/20	500,000	517,500
Tenet Healthcare Corporation	8.000%	08/01/20	750,000	762,188
Valeant Pharmaceuticals International, Inc., 144A	5.375%	03/15/20	550,000	518,375
				2,340,563
Industrials — 10.2%
Air Canada, 144A	8.750%	04/01/20	400,000	430,000
Air Canada, 144A	5.000%	09/15/20	750,000	753,750
American Airlines Pass-Through Trust, 144A, Series 2013-1-B	5.625%	01/15/21	664,131	692,357
Fiat Chrysler Automobiles N.V.	4.500%	04/15/20	750,000	768,750
Neovia Logistics Intermediate Holdings, LLC, 144A	10.000%	02/15/18	790,312	434,672
Sappi Ltd., 144A	7.750%	07/15/17	400,000	409,360
Techniplas, LLC, 144A	10.000%	05/01/20	550,000	459,250
Zachry Holdings, Inc., 144A	7.500%	02/01/20	400,000	401,000
				4,349,139
Information Technology — 2.5%
BCP Singapore VI Cayman Financing Company, 144A	8.000%	04/15/21	500,000	495,000
Dell, Inc., 144A	5.875%	06/15/21	550,000	581,538
				1,076,538

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
CORPORATE BONDS — 97.0% (Continued)	Coupon	Maturity	Par Value	Value
Materials — 7.4%
Ardagh Finance Holdings S.A., 144A (a)	8.625%	06/15/19	$450,987	$470,154
CEMEX, S.A.B. de C.V., 144A	7.250%	01/15/21	400,000	429,000
Cornerstone Chemical Company, 144A	9.375%	03/15/18	350,000	343,000
Harsco Corporation	5.750%	05/15/18	350,000	354,007
INEOS Group Holdings S.A., 144A	5.875%	02/15/19	750,000	768,750
Mercer International, Inc.	7.000%	12/01/19	750,000	772,500
				3,137,411
Telecommunication Services — 14.0%
Cablevision Systems Corporation	8.000%	04/15/20	700,000	745,500
Clear Channel International BV, 144A	8.750%	12/15/20	575,000	609,500
Digicel Group Ltd., 144A	8.250%	09/30/20	725,000	652,500
Frontier Communications Corporation	6.250%	09/15/21	740,000	721,737
Gray Television, Inc.	7.500%	10/01/20	250,000	260,000
Hughes Satellite Systems Corporation	7.625%	06/15/21	750,000	800,625
SiTV, LLC, 144A	10.375%	07/01/19	525,000	420,000
Sprint Corporation	7.250%	09/15/21	750,000	741,562
Telesat Canada, 144A	6.000%	05/15/17	750,000	750,000
T-Mobile USA, Inc.	6.250%	04/01/21	250,000	260,938
				5,962,362
Utilities — 1.9%
NRG Energy, Inc.	7.875%	05/15/21	750,000	781,875

Total Corporate Bonds (Cost $40,608,086)				$41,243,157

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Schedule of Investments (Continued)
MONEY MARKET FUNDS — 1.7%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.22% (b) (Cost $738,176)	738,176	$738,176

Total Investments at Value — 98.7% (Cost $41,346,262)		$41,981,333

Other Assets in Excess of Liabilities — 1.3%		553,517

Net Assets — 100.0%		$42,534,850

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $18,555,738 at August 31, 2016, representing 43.6% of net assets.

(a)	Payment-in-kind bond.

(b)	The rate shown is the 7-day effective yield as of August 31, 2016.

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Assets and Liabilities August 31, 2016
	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
ASSETS
Investments in securities:
At amortized cost	$65,092,417	$139,865,297	$41,346,262
At value (Note 2)	$66,585,096	$140,208,057	$41,981,333
Dividends and interest receivable	347,622	1,046,591	739,560
Receivable for investment securities sold	—	—	727,500
Receivable for capital shares sold	18,178	126,700	—
Other assets	5,663	7,186	4,961
TOTAL ASSETS	66,956,559	141,388,534	43,453,354

LIABILITIES
Due to custodian	—	182	—
Dividends payable	50,269	57,190	79,879
Payable for investment securities purchased	—	1,366,280	685,669
Payable for capital shares redeemed	142	135,574	111,787
Payable to Adviser (Note 4)	12,207	35,165	19,197
Payable to administrator (Note 4)	9,745	16,280	7,210
Other accrued expenses	15,632	30,002	14,762
TOTAL LIABILITIES	87,995	1,640,673	918,504

NET ASSETS	$66,868,564	$139,747,861	$42,534,850

Net assets consist of:
Paid-in capital	$65,195,274	$139,678,173	$42,525,199
Undistributed net investment income	20,686	9,474	19,608
Accumulated net realized gains (losses) from security transactions	159,925	(282,546)	(645,028)
Net unrealized appreciation on investments	1,492,679	342,760	635,071
NET ASSETS	$66,868,564	$139,747,861	$42,534,850

PRICING OF INSTITUTIONAL SHARES (NOTE 1)
Net assets applicable to Institutional Shares	$66,868,564	$139,747,861	$42,534,850
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	6,709,756	13,984,440	4,244,644
Net asset value, offering and redemption price per share (Note 2)	$9.97	$9.99	$10.02

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST Statements of Operations For the Year Ended August 31, 2016(a)
	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
INVESTMENT INCOME
Interest	$2,091,452	$2,553,453	$2,386,644
Dividends	2,147	4,964	1,819
	2,093,599	2,558,417	2,388,463
EXPENSES
Investment advisory fees (Note 4)	336,549	349,515	259,208
Administration fees (Note 4)	67,425	100,162	36,011
Pricing costs	42,144	53,204	19,347
Professional fees	45,707	45,707	20,714
Fund accounting fees (Note 4)	36,748	40,015	25,475
Registration and filing fees	20,053	33,431	13,066
Custodian and bank service fees	23,203	31,238	12,091
Trustees’ fees and expenses (Note 4)	15,695	15,695	11,333
Transfer agent fees (Note 4)	14,000	14,250	13,500
Compliance service fees (Note 4)	9,278	9,278	8,778
Insurance expense	5,281	5,205	1,282
Reports to shareholders	4,235	4,176	2,097
Postage and supplies	3,277	3,327	2,169
Other expenses	3,499	3,900	2,551
TOTAL EXPENSES	627,094	709,103	427,622
Less fee reductions by the Adviser (Note 4)	(223,236)	(109,933)	(99,291)
NET EXPENSES	403,858	599,170	328,331

NET INVESTMENT INCOME	1,689,741	1,959,247	2,060,132

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	335,012	177,854	(632,561)
Net change in unrealized appreciation (depreciation) on investments	1,371,140	427,881	635,071

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,706,152	605,735	2,510

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,395,893	$2,564,982	$2,062,642

(a)	Except for First Western Short Duration High Yield Credit Fund which represents the period from the commencement of operations (October 1, 2015) through August 31, 2016.

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND Statements of Changes in Net Assets
	Year Ended August 31, 2016	Year Ended August 31, 2015
FROM OPERATIONS
Net investment income	$1,689,741	$1,617,348
Net realized gains from security transactions	335,012	473,092
Net change in unrealized appreciation (depreciation) on investments	1,371,140	(870,513)
Net increase in net assets from operations	3,395,893	1,219,927

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(1,844,231)	(1,816,276)
From net realized gains on investments, Institutional Shares	(174,607)	(517,362)
Decrease in net assets from distributions to shareholders	(2,018,838)	(2,333,638)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	16,177,068	18,083,453
Reinvestments of distributions to shareholders	1,266,584	1,741,032
Payments for shares redeemed	(16,123,374)	(19,104,836)
Net increase in net assets from capital share transactions	1,320,278	719,649

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,697,333	(394,062)

NET ASSETS
Beginning of year	64,171,231	64,565,293
End of year	$66,868,564	$64,171,231

UNDISTRIBUTED NET INVESTMENT INCOME	$20,686	$477

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	1,649,581	1,831,035
Shares issued in reinvestment of distributions to shareholders	129,079	176,890
Shares redeemed	(1,641,219)	(1,937,015)
Net increase in shares outstanding	137,441	70,910
Shares outstanding, beginning of year	6,572,315	6,501,405
Shares outstanding, end of year	6,709,756	6,572,315

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND Statements of Changes in Net Assets
	Year Ended August 31, 2016	Year Ended August 31, 2015
FROM OPERATIONS
Net investment income	$1,959,247	$1,299,383
Net realized gains from security transactions	177,854	41,390
Net change in unrealized appreciation (depreciation) on investments	427,881	(366,170)
Net increase in net assets from operations	2,564,982	974,603

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(2,276,757)	(1,476,747)
From net realized gains on investments, Institutional Shares	—	(89,542)
Decrease in net assets from distributions to shareholders	(2,276,757)	(1,566,289)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	101,164,897	46,668,627
Reinvestments of distributions to shareholders	1,661,991	1,260,021
Payments for shares redeemed	(38,365,978)	(35,660,163)
Net increase in net assets from capital share transactions	64,460,910	12,268,485

TOTAL INCREASE IN NET ASSETS	64,749,135	11,676,799

NET ASSETS
Beginning of year	74,998,726	63,321,927
End of year	$139,747,861	$74,998,726

UNDISTRIBUTED NET INVESTMENT INCOME	$9,474	$621

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	10,150,304	4,656,469
Shares issued in reinvestment of distributions to shareholders	166,757	125,862
Shares redeemed	(3,847,495)	(3,556,986)
Net increase in shares outstanding	6,469,566	1,225,345
Shares outstanding, beginning of year	7,514,874	6,289,529
Shares outstanding, end of year	13,984,440	7,514,874

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND Statement of Changes in Net Assets
Period Ended August 31, 2016(a)
FROM OPERATIONS
Net investment income	$2,060,132
Net realized losses from security transactions	(632,561)
Net change in unrealized appreciation (depreciation) on investments	635,071
Net increase in net assets from operations	2,062,642

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income, Institutional Shares	(2,041,036)
From net realized gains on investments, Institutional Shares	(11,955)
Decrease in net assets from distributions to shareholders	(2,052,991)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	56,011,926
Reinvestments of distributions to shareholders	1,286,937
Payments for shares redeemed	(14,773,664)
Net increase in net assets from capital share transactions	42,525,199

TOTAL INCREASE IN NET ASSETS	42,534,850

NET ASSETS
Beginning of period	—
End of period	$42,534,850

UNDISTRIBUTED NET INVESTMENT INCOME	$19,608

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	5,636,358
Shares issued in reinvestment of distributions to shareholders	133,112
Shares redeemed	(1,524,826)
Net increase in shares outstanding	4,244,644
Shares outstanding, beginning of period	—
Shares outstanding, end of period	4,244,644

(a)	Represents the period from the commencement of operations (October 1, 2015) through August 31, 2016.

See accompanying notes to financial statements.

FIRST WESTERN FIXED INCOME FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Period Ended August 31, 2013(a)
Net asset value at beginning of period	$9.76	$9.93	$9.66	$10.00

Income (loss) from investment operations:
Net investment income	0.25	0.24	0.23	0.17
Net realized and unrealized gains (losses) on investments	0.25	(0.07)	0.39	(0.28)
Total from investment operations	0.50	0.17	0.62	(0.11)

Less distributions:
From net investment income	(0.27)	(0.27)	(0.26)	(0.23)
From net realized gains on investments	(0.02)	(0.07)	(0.09)	—
Total distributions	(0.29)	(0.34)	(0.35)	(0.23)

Net asset value at end of period	$9.97	$9.76	$9.93	$9.66

Total return (b)	5.25%	1.74%	6.58%	(1.08%	)(c)

Net assets at end of period (000’s)	$66,869	$64,171	$64,565	$58,309

Ratio of total expenses to average net assets (d)	0.93%	0.92%	0.95%	1.07	%(e)

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60	%(e)

Ratio of net investment income to average net assets	2.51%	2.40%	2.30%	1.86	%(e)

Portfolio turnover rate	38%	129%	421%	340	%(c)

(a)	Represents the period from the commencement of operations (November 1, 2012) through August 31, 2013.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total returns would have been lower.

(c)	Not annualized.

(d)	Ratios were determined based on expenses prior to any fee reductions by the Adviser (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION BOND FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout each period:
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Period Ended August 31, 2013(a)
Net asset value at beginning of period	$9.98	$10.07	$9.89	$10.00

Income (loss) from investment operations:
Net investment income	0.20	0.19	0.18	0.05
Net realized and unrealized gains (losses) on investments	0.03	(0.06)	0.19	(0.11)
Total from investment operations	0.23	0.13	0.37	(0.06)

Less distributions:
From net investment income	(0.22)	(0.21)	(0.19)	(0.05)
From net realized gains on investments	—	(0.01)	—	—
Total distributions	(0.22)	(0.22)	(0.19)	(0.05)

Net asset value at end of period	$9.99	$9.98	$10.07	$9.89

Total return (b)	2.35%	1.39%	3.77%	(0.58%	)(c)

Net assets at end of period (000’s)	$139,748	$74,999	$63,322	$23,699

Ratio of total expenses to average net assets (d)	0.71%	0.75%	0.89%	1.26	%(e)

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60	%(e)

Ratio of net investment income to average net assets	1.96%	1.89%	1.81%	1.64	%(e)

Portfolio turnover rate	45%	63%	61%	19	%(c)

(a)	Represents the period from the commencement of operations (April 26, 2013) through August 31, 2013.

(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees and reimbursed expenses, the total returns would have been lower.

(c)	Not annualized.

(d)	Ratios were determined based on expenses prior to any fee reductions and expense reimbursements by the Adviser (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

FIRST WESTERN SHORT DURATION HIGH YIELD CREDIT FUND INSTITUTIONAL SHARES Financial Highlights
Per share data for a share outstanding throughout the period:
	Period Ended August 31, 2016(a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.49
Net realized and unrealized gains on investments	0.02
Total from investment operations	0.51

Less distributions:
From net investment income	(0.49)
From net realized gains on investments	(0.00	)(b)
Total distributions	(0.49)

Net asset value at end of period	$10.02

Total return (c)	5.40%	(d)

Net assets at end of period (000’s)	$42,535

Ratio of total expenses to average net assets (e)	1.23	%(f)

Ratio of net expenses to average net assets	0.95	%(f)

Ratio of net investment income to average net assets	5.94	%(f)

Portfolio turnover rate	103	%(d)

(a)	Represents the period from the commencement of operations (October 1, 2015) through August 31, 2016.

(b)	Rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had the Adviser not reduced its fees, the total return would have been lower.

(d)	Not annualized.

(e)	Ratio was determined based on expenses prior to any fee reductions by the Adviser (Note 4).

(f)	Annualized.

See accompanying notes to financial statements.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements
August 31, 2016

1. Organization

First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of The First Western Funds Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated April 2, 2012. First Western Fixed Income Fund commenced operations on November 1, 2012. First Western Short Duration Bond Fund commenced operations on April 26, 2013. First Western Short Duration High Yield Credit Fund commenced operations on October 1, 2015.

The investment objective of First Western Fixed Income Fund is total return. The investment objective of First Western Short Duration Bond Fund is to seek a high level of income consistent with preservation of capital and liquidity. The investment objective of First Western Short Duration High Yield Credit Fund is to seek a high level of income and capital appreciation.

Each Fund has registered two classes of shares, Institutional shares and Retail shares. As of the date of this report, Retail shares of each Fund are not currently offered. When both classes of each Fund are offered, each share class will represent an ownership interest in the corresponding Fund’s investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by First Western Capital Management Company (the “Adviser”) under the general supervision of the Board.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

In the event that market prices are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value using procedures approved by the Board. Investments in registered investment companies are reported at their respective net asset values (“NAVs”) as reported by those companies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2016:

First Western Fixed Income Fund

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$5,497,173	$—	$5,497,173
U.S. Government Agency Obligations	—	962,097	—	962,097
Mortgage-Backed Securities	—	27,013,837	—	27,013,837
Municipal Bonds	—	1,387,917	—	1,387,917
Asset-Backed Securities	—	2,103,046	—	2,103,046
Corporate Bonds	—	27,161,468	—	27,161,468
Money Market Funds	2,459,558	—	—	2,459,558
Total	$2,459,558	$64,125,538	$—	$66,585,096

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

First Western Short Duration Bond Fund

	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$61,491,520	$—	$61,491,520
Municipal Bonds	—	3,140,016	—	3,140,016
Asset-Backed Securities	—	2,747,982	—	2,747,982
Corporate Bonds	—	67,378,073	—	67,378,073
Money Market Funds	5,450,466	—	—	5,450,466
Total	$5,450,466	$134,757,591	$—	$140,208,057

First Western Short Duration High Yield Credit Fund

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$41,243,157	$—	$41,243,157
Money Market Funds	738,176	—	—	738,176
Total	$738,176	$41,243,157	$—	$41,981,333

As of August 31, 2016, the Funds did not have any transfers into and out of any Level. In addition, the Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the periods ended August 31, 2016 and August 31, 2015 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
First Western Fixed Income Fund:
Institutional Shares
August 31, 2016	$1,955,216	$63,622	$2,018,838
August 31, 2015	$2,317,558	$16,080	$2,333,638

First Western Short Duration Bond Fund:
Institutional Shares
August 31, 2016	$2,276,757	$—	$2,276,757
August 31, 2015	$1,549,458	$16,831	$1,566,289

First Western Short Duration High Yield Credit Fund:
Institutional Shares
August 31, 2016	$2,052,991	$—	$2,052,991

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of August 31, 2016:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Tax cost of portfolio investments	$65,092,417	$139,865,297	$41,367,449
Gross unrealized appreciation	$1,779,665	$787,186	$1,214,860
Gross unrealized depreciation	(286,986)	(444,426)	(600,976)
Net unrealized appreciation on investments	1,492,679	342,760	613,884
Undistributed ordinary income	180,776	66,664	99,487
Undistributed net realized long-term capital gains	50,104	—	—
Accumulated capital and other losses	—	(282,546)	(623,841)
Distributions payable	(50,269)	(57,190)	(79,879)
Accumulated earnings	$1,673,290	$69,688	$9,651

The difference between the tax and book undistributed ordinary income and the tax and book undistributed net realized capital gains is due to the differing tax treatments of net short-term capital gains and the timing of tax deductions for distributions payable as of August 31, 2016. The difference between the federal income tax cost of portfolio investments and the financial statement cost for First Western Short Duration High Yield Credit Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales

As of August 31, 2016, First Western Short Duration Bond Fund has capital loss carryforwards for federal income tax purposes of $206,950, of which $142,518 is short-term and $64,432 is long-term. These capital loss carryforwards may be carried forward indefinitely and are available to offset net realized capital gains in future years, thereby reducing future taxable capital gain distributions.

Certain capital losses incurred after October 31, 2015 and within the current taxable year are deemed to arise on the first business day of a Fund’s following taxable year. For the year or period ended August 31, 2016, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund deferred until September 1, 2016 post-October capital losses in the amount of $75,596 and $623,841, respectively.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

For the year or period ended August 31, 2016, First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund reclassified $174,699, $326,363 and $512, respectively, of undistributed net investment income against accumulated net realized gains (losses) from security transactions on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are due to the tax treatment of paydown adjustments and over-distribution adjustments. Such reclassifications had no effect on each Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal income tax returns for all open tax years (tax years ended August 31, 2013 through August 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next year. Each Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year or period ended August 31, 2016, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Purchases of investment securities	$23,358,280	$88,701,066	$79,575,958
Proceeds from sales and maturities of investment securities	$23,446,442	$38,388,407	$38,574,829

During the period ended August 31, 2016, cost of purchases and proceeds from sales and maturities of U.S. government long-term securities were as follows:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
Purchases of investment securities	$1,503,775	$17,016,496	$—

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Proceeds from sales and maturities of investment securities	$2,054,137	$4,959,130	$—

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Under the terms of an Investment Advisory Agreement between the Trust and the Adviser, First Western Fixed Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.50% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.35% of its average daily net assets. Under the terms of a separate Investment Advisory Agreement between the Trust and the Adviser, First Western Short Duration High Yield Credit Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until January 1, 2017 to reduce its investment advisory fees and to pay other operating expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 0.60% of the average daily net assets of each of First Western Fixed Income Fund and First Western Short Duration Bond Fund - Institutional Shares. The Adviser has contractually agreed until January 1, 2019 to reduce its investment advisory fees and to pay other operating expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 0.95% of the average daily net assets of First Western Short Duration High Yield Credit Fund - Institutional Shares. During the period ended August 31, 2016, the Adviser reduced its advisory fees by $223,236, $109,933 and $99,291 for the Institutional shares of First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund, respectively.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause a Fund’s ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to exceed the agreed upon expense limitations. As of August 31, 2016, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $657,583, $340,586 and $99,291 with respect to First Western Fixed Income Fund, First Western Short Duration Bond Fund and First Western Short Duration High Yield Credit Fund, respectively. The Adviser may recover these amounts no later than the dates stated below:

	First Western Fixed Income Fund	First Western Short Duration Bond Fund	First Western Short Duration High Yield Credit Fund
August 31, 2017	$217,440	$124,921	$—
August 31, 2018	216,907	105,732	—
August 31, 2019	223,236	109,933	99,291
	$657,583	$340,586	$99,291

Certain officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Funds, or of Ultimus Fund Distributors, LLC (“UFD”), the principal underwriter and exclusive agent for the distribution of shares of the Funds.

OTHER SERVICE PROVIDERS

Ultimus provides fund administration, fund accounting, compliance, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Pursuant to the terms of a Distribution Agreement with the Trust, UFD provides distribution services and serves as principal underwriter for each Fund. UFD is a wholly-owned subsidiary of Ultimus. UFD is compensated by the Adviser (not the Funds) for its services to the Trust.

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

TRUSTEES’ COMPENSATION

Each Fund pays each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) $5,000 annually, plus reimbursement of travel and other expenses incurred in attending meetings. Trustees who are affiliated with the Adviser do not receive compensation from the Funds.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Bank Line of Credit

First Western Fixed Income Fund and First Western Short Duration Bond Fund each have an uncommitted $3,500,000 senior secured line of credit with its custodian bank. First Western Short Duration High Yield Credit Fund has an uncommitted $2,000,000 senior secured line of credit with its custodian bank. Borrowings under these arrangements bear interest at a rate per annum equal to the bank’s Prime Rate at the time of borrowing. During the year or period ended August 31, 2016, none of the Funds borrowed under their respective lines of credit.

7. Risks Associated with Mortgage-Backed Securities

First Western Fixed Income Fund and First Western Short Duration Bond Fund have each adopted a fundamental policy to concentrate its investments in mortgage-backed securities. This means each Fund will invest at least 25% of its total assets in agency and non-agency mortgage-backed securities. The Funds’ investments in mortgage-backed securities are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Funds to reinvest their assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage

FIRST WESTERN FUNDS TRUST
Notes to Financial Statements (Continued)

lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As a result of each Fund’s policy to concentrate in mortgage-backed securities, the Funds will be subject to the risks associated with these securities to a greater degree than a fund that does not concentrate in mortgage-backed securities. As of August 31, 2016, First Western Fixed Income Fund and First Western Short Duration Bond Fund had 40.4% and 44.0%, respectively, of the value of their net assets invested in mortgage-backed securities.

8. Risks Associated with Lower Rated Debt Securities

First Western Short Duration High Yield Credit Fund invests primarily in lower-rated debt securities (commonly called “junk” bonds). These securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to changes in the issuer’s creditworthiness. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased defaults by the issuers of such securities. Securities rated below Baa by Moody’s Investors Service, Inc. or BBB by Standards & Poor’s or Fitch Ratings are generally considered to be “junk” bonds.

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

FIRST WESTERN FUNDS TRUST
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Western Funds Trust
and the Shareholders of First Western Fixed Income Fund,
First Western Short Duration Bond Fund, and
First Western Short Duration High Yield Credit Fund

We have audited the accompanying statements of assets and liabilities of the First Western Fixed Income Fund and First Western Short Duration Bond Fund (the “Funds”), each a series of shares of beneficial interest in the First Western Funds Trust, including the schedules of investments, as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period November 1, 2012 (commencement of operations) for First Western Fixed Income Fund through August 31, 2013, and for the period April 26, 2013 (commencement of operations) for First Western Short Duration Bond Fund through August 31, 2013. We have also audited the accompanying statement of assets and liabilities of the First Western Short Duration High Yield Credit Fund, a series of shares of beneficial interest in the First Western Funds Trust, including the schedule of investments, as of August 31, 2016, and the related statement of operations, changes in net assets, and financial highlights for the period from October 1, 2015 (commencement of operations) through August 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Western Fixed Income Fund, First Western Short Duration Bond Fund, and First Western Short Duration High Yield Credit Fund as of August 31, 2016, and the results of their operations for the year or period then ended, and the changes in their net assets and their financial highlights for the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 28, 2016

FIRST WESTERN FUNDS TRUST
About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2016) and held until the end of the period (August 31, 2016).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

FIRST WESTERN FUNDS TRUST
About Your Funds’ Expenses (Unaudited) (Continued)

First Western Fixed Income Fund

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Actual Fund Return	$ 1,000.00	$ 1,037.10	0.60%	$ 3.07
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.12	0.60%	$ 3.05

First Western Short Duration Bond Fund

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Actual Fund Return	$ 1,000.00	$ 1,019.60	0.60%	$ 3.05
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,022.12	0.60%	$ 3.05

First Western Fixed Short Duration High Yield Credit Fund

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Actual Fund Return	$ 1,000.00	$ 1,108.90	0.95%	$ 5.04
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.36	0.95%	$ 4.82

(a)	Annualized, based on a Fund's most recent one-half year expenses.

(b)	Expenses are equal to a Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FIRST WESTERN FUNDS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-292-6775, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-292-6775. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FIRST WESTERN FUNDS TRUST
Trustees and Officers of the Trust (Unaudited)

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years are as follows:

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Debbie Silversmith* 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1953	Since May 2015	President and Trustee	Chief Investment Officer of First Western Trust Bank since 2014. She was a Managing Director of First Western Trust Bank from 2005 until 2014.	3
Independent Trustees:
Gregory J. Ellena 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1955	Since May 2015	Trustee	President of Document Analytic Technologies, LLC, a software development firm to the legal industry, from 2013 to 2014. Chairman and CEO of New Mexico Banquest Corporation, holding company of First National Bank of Santa Fe, from 2005 until 2013.	3
Debra L. McGinty-Poteet 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1956	Since May 2015	Trustee	Director of Mutual Fund and Sub Advisory Services for Brandes Investment Partners from 1999 to 2012; Chairman, President and Trustee of Brandes Investment Trust from 2000 to 2012; and Trustee of Brandes Investment Funds Ltd from 2002 to 2012. Member of the Board of Trustees of the Weiss Alternative Balanced Risk Fund, a registered management investment company, from 2015 to present. Currently serves on the Board for a number of non-profit organizations.	3

*

Debbie Silversmith, as an affiliated person of First Western Capital Management Company, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the Investment Company Act of 1940.

FIRST WESTERN FUNDS TRUST
Trustees and Officers of the Trust (Unaudited) (Continued)

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1957	Since August 2012	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Martin R. Dean 2 Easton Oval Suite 300 Columbus, OH 43219 Year of birth: 1963	Since April 2016	Chief Compliance Officer

Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC (January 2016 to present); Assistant Chief Compliance Officer, Ultimus Managers Trust (January 2016 to present); Assistant Chief Compliance Officer, Unified Series Trust (January 2016 to present); Anti-Money Laundering Officer and Chief Compliance Officer, Mutual Fund and Variable Insurance Trust (formerly, The Huntington Funds) (2013 to 2016); Anti-Money Laundering Officer and Chief Compliance Officer, Strategy Shares (formerly, Huntington Strategy Shares) (2013 to 2016); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013 to 2015); Director of Fund Accounting and Fund Administration Product at Citi Fund Services (2008 to 2013).

Lené Simnioniew 1900 16th Street, Suite 1200 Denver, CO 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator - First Western Financial, Inc. since 2009.
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC since 2000.

Additional Information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call toll-free 1-800-292-6775.

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreement (Unaudited)

The Board of Trustees of the Trust, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser for First Western Fixed Income Fund (the “Fixed Income Fund”) and First Western Short Duration Bond Fund (the “Short Duration Bond Fund” and, together with the Fixed Income Fund, the “Funds”). These approvals took place at a Board meeting held on July 19, 2016, at which all of the Independent Trustees were present in person.

In the course of their consideration of the Advisory Agreements, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance of the Advisory Agreements on behalf of the Funds. The Independent Trustees received and reviewed a variety of information related to the Funds and the Adviser that had been provided by the Adviser in response to requests of independent legal counsel on behalf of the Independent Trustees.

In considering the Advisory Agreements and reaching their conclusions with respect to the continuance of the Advisory Agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

(i)

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Independent Trustees reviewed the services being provided to the Fixed Income Fund and the Short Duration Bond Fund by the Adviser. They discussed the responsibilities of the Adviser under the Advisory Agreements and the Adviser’s compensation under the Advisory Agreements. The Independent Trustees reviewed the background and experience of the Adviser’s key investment and operating personnel. They noted that the Adviser continues to provide experienced professionals to manage the investments of the Funds. The Independent Trustees considered the compliance policies and procedures of the Adviser and discussed the Adviser’s continuing efforts to strengthen its operations and compliance resources. The Independent Trustees noted their ongoing review of the Adviser’s efforts to strengthen its compliance team. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided by the Adviser to each Fund were satisfactory.

(ii)

The investment performance of the Funds and Adviser. In this regard, the Independent Trustees compared the performance of the Fixed Income Fund with the performance of the Barclays U.S. Aggregate Bond Index, the Fund’s primary benchmark, over various periods ended March 31, 2016. It was noted by the Independent Trustees that the Fixed Income Fund outperformed the Barclays U.S. Aggregate Bond Index for the one year, three year and since inception

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreement (Unaudited) (Continued)

periods ended March 31, 2016. The Independent Trustees were provided with comparative performance statistics of the universe of funds categorized by Morningstar as “intermediate-term bond” funds, which is the category to which the Fixed Income Fund has been assigned. The Independent Trustees noted that for the one year period ended March 31, 2016 the Fixed Income Fund’s total return of 2.15% exceeded the 0.69% total return for the average fund in the Morningstar intermediate-term bond category. The Independent Trustees reviewed performance information with respect to the Adviser’s other managed accounts with similar investment objectives, which indicated that the Fixed Income Fund underperformed such other accounts for the periods ended March 31, 2016. They considered that, based on representations by the Adviser, those performance differences are primarily attributable to differences in fee structures, services provided, average account sizes, and asset flows. The Independent Trustees also considered the consistency of the Adviser’s management of the Fixed Income Fund with the Fund’s investment objective and policies. After discussion, the Independent Trustees concluded that the investment performance of the Fixed Income Fund has been satisfactory.

The Independent Trustees next reviewed the performance of the Short Duration Bond Fund, which was compared to the performance of the BofA Merrill Lynch U.S. Corp./Gov’t 1-3 Years Bond Index, the Fund’s primary benchmark, over various periods ended March 31, 2016. It was noted by the Independent Trustees that the Short Duration Bond Fund outperformed the BofA Merrill Lynch U.S. Corp./Gov’t 1-3 Years Bond Index over the one year and since inception periods ended March 31, 2016. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as “short term bond” funds, which is the category to which the Short Duration Bond Fund has been assigned. The Independent Trustees noted that for the one year period ended March 31, 2016, the Short Duration Bond Fund’s total return of 1.51% was higher than the 0.55% total return for the average fund in the Morningstar short term bond fund category. The Independent Trustees reviewed performance information with respect to the Adviser’s other managed accounts with similar investment objectives, which indicated that the Short Duration Bond Fund underperformed such other accounts for the periods ended March 31, 2016. They considered that, based on representations by the Adviser, those performance differences are primarily attributable to differences in fee structures, services provided, average account sizes, and asset flows. The Independent Trustees also considered the consistency of the Adviser’s management of the Short Duration Bond Fund with

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreement (Unaudited) (Continued)

the Fund’s investment objective and policies. After discussion, the Independent Trustees concluded that the investment performance of the Short Duration Bond Fund has been satisfactory.

(iii)

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds. In this regard, the Independent Trustees considered the Adviser’s staffing, personnel and operations; the financial condition of the Adviser’s parent company and the level of commitment to the Funds by the principals of the Adviser and parent company; the asset levels of each Fund; the overall expenses of each Fund; and the sales and distribution plans for each Fund. The Independent Trustees reviewed the rate of the advisory fees paid by the Funds under the Advisory Agreements and compared them to average advisory fee ratios of similar mutual funds compiled from statistics reported by Morningstar. They also compared the net operating expense ratios of the Funds with average expense ratios of funds within their respective Morningstar categories. It was noted by the Independent Trustees that, although, the Fixed Income Fund’s advisory fee of 0.50% was higher than the average advisory fee of 0.40% for Morningstar’s intermediate-term bond fund category, the Fixed Income Fund’s net expense ratio of 0.60% (i.e., after fee reductions) was lower than the average expense ratio for Morningstar’s intermediate-term bond funds, which was 0.81% per annum. The Independent Trustees also considered the Adviser’s commitment to cap the Fixed Income Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2018. The Independent Trustees performed a similar comparison for the Short Duration Bond Fund, finding that the Short Duration Bond Fund’s advisory fee of 0.35% was lower than the average advisory fee of 0.38% for Morningstar’s short term bond funds category and the Fund’s net expense ratio of 0.60% (i.e., after fee reductions) was lower than the average expense ratio of 0.65% for Morningstar’s short term bond funds category. The Independent Trustees also considered the Adviser’s commitment to cap the Short Duration Bond Fund’s ordinary operating expenses at 0.60% per annum through January 1, 2018.

The Independent Trustees then considered the Adviser’s representations as it relates to its revenues and expenses with respect to its services provided to Fixed Income Fund and Short Duration Bond Fund for periods ended March 31, 2016. The Independent Trustees took into account that the Adviser has significantly reduced its advisory fees in order to maintain each Fund’s 0.60% per annum expense cap. It was noted by the Independent Trustees that, after deducting a reasonable allocation for employee salary and benefits from the advisory fees collected, the Adviser has yet to realize any profits from the services it provides to each Fund.

FIRST WESTERN FUNDS TRUST
Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Independent Trustees reviewed an income statement and balance sheet of First Western Financial, Inc., the Adviser’s parent company, as of December 31, 2015. They also considered a representation from the Adviser that there has not been any material change to the parent company’s financial condition since December 31, 2015. The Independent Trustees concluded that the Adviser has adequate financial resources to continue serving as the Funds’ investment adviser. The Independent Trustees considered the “fallout benefits” to the Adviser, including the additional exposure the Adviser has received as a result of managing the Funds. After a full discussion and consideration of the foregoing, the Independent Trustees concluded that the fees paid by each Fund to the Adviser are reasonable in light of the quality of the services received.

(iv)

The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Independent Trustees considered the current net assets for the Fixed Income Fund and the Short Duration Bond Fund and discussed the expense cap arrangements between the Trust and the Adviser. The Independent Trustees noted that each Fund has grown its assets to the point where the Adviser is currently collecting a portion of its advisory fee. They also noted that the Funds will need to realize considerable growth in assets before the Adviser will begin collecting its full advisory fees from the Funds. The Independent Trustees concluded that, at the Funds’ current asset levels, it would not be relevant to consider the extent to which economies of scale are being realized and that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedules for the Funds.

Conclusion

In conclusion, the Trustees did not identify any single factor as all-important or controlling in their determination to approve the continuance of the Advisory Agreements. The Trustees, including all of the Independent Trustees, concluded that the terms of each Advisory Agreement were fair and reasonable, that the Adviser’s fees were reasonable in light of the services provided to the Funds and the benefits received by the Adviser, and that continuance of the Advisory Agreements is in the best interests of each Fund and its shareholders.

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FIRST WESTERN FUNDS TRUST

Investment Adviser

First Western Capital
Management Company
1900 Avenue of the Stars
Suite 900
Los Angeles, CA 90067

Administrator

Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-292-6775

Legal Counsel

Sullivan & Worcester LLP
1666 K Street, NW
Washington, D.C. 20006

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Board of Trustees

Debbie Silversmith
Gregory J. Ellena
Debra L. McGinty-Poteet

Executive Officers

Debbie Silversmith, President
Robert G. Dorsey, Vice President
Theresa M. Bridge, Treasurer
Lené Simnioniew, Secretary
Martin R. Dean, Chief Compliance Officer

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial expertsserving on its audit committee. The names of the audit committee financial experts are Gregory L. Ellena and Debra McGinty-Poteet.  Mr. Ellena and Ms. McGinty-Poteet are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,400 and $25,600 with respect to the registrant’s fiscal years ended August 31, 2016 and 2015, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $9,000 and $6,000 with respect to the registrant’s fiscal years ended August 31, 2016 and 2015, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended August 31, 2016 and 2015, aggregate non-audit fees of $9,000 and $6,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Western Funds Trust

By (Signature and Title)*		/s/ Debbie Silversmith
Debbie Silversmith, President

Date	November 09, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Debbie Silversmith
Debbie Silversmith, President

Date	November 09, 2016

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer and Principal Accounting Officer

Date	November 09, 2016

* Print the name and title of each signing officer under his or her signature.